UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 2, 2017

PACIFIC ETHANOL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-21467 (Commission File Number)	41-2170618 (IRS Employer Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Second Amended and Restated Loan and Security Agreement

On August 2, 2017, Kinergy Marketing LLC (“Kinergy”), a wholly-owned subsidiary of Pacific Ethanol, Inc. (the “Company”), and Pacific Ag. Products, LLC, a wholly-owned subsidiary of Kinergy (“PAP,” and together with Kinergy, the “Borrowers”) entered into a Second Amended and Restated Loan and Security Agreement (“Amended Loan Agreement”) dated August 2, 2017 with the parties thereto from time to time as Lenders (the “Lenders”) and Wells Fargo Bank, National Association (“Agent”).

Pursuant to the Amended Loan Agreement, Kinergy’s revolving credit facility increased to $100,000,000 from $85,000,000, based on the Borrowers’ eligible accounts receivable and inventory levels from time to time, subject to any reserves established by Agent. The Borrowers may also obtain letters of credit under the credit facility, subject to a letter of credit sublimit of $20,000,000. The credit facility is subject to certain other sublimits, including as to inventory loan limits.

The Borrowers may borrow under the credit facility based upon a rate equal to (a) the daily three-month London Interbank Offered Rate (LIBOR), plus (b) an applicable margin of 1.50% to 2.00% depending on the quarterly average amounts available for additional borrowings under the credit facility for the prior quarter. The applicable margin resets each quarter for all outstanding loans and applies initially to all additional borrowings during that quarter. In addition, the Borrowers are required to pay an unused line fee at a rate equal 0.25% to 0.375% depending on the average amounts outstanding as well as other customary fees and expenses associated with the credit facility and issuances of letters of credit.

The Borrowers’ obligations under the Amended Loan Agreement are secured by a first-priority security interest in all of their assets in favor of the Lenders and Agent.

The Amended Loan Agreement contains numerous customary representations, warranties, affirmative and negative covenants and other customary terms and conditions, including periodic collateral and financial reporting obligations, events of default and remedies in favor of the Lenders and Agent. The Amended Loan Agreement also contains restrictions on distributions of funds from the Borrowers to the Company.

The Amended Loan Agreement also retains a financial covenant concerning the Borrowers’ fixed-charge coverage ratios. As of the end of each fiscal month, the Borrowers must maintain a fixed-charge coverage ratio of not less than 2.0:1.0 with respect to the twelve (12) consecutive calendar month period then ended.

The credit facility matures on August 2, 2022, unless sooner terminated. The Borrowers are permitted to terminate the credit facility early upon ten days prior written notice. The Lenders and Agent may terminate the credit facility early at any time on or after an event of default has occurred and is continuing. The Amended Loan Agreement eliminated any early termination fee.

Kinergy paid a closing fee of $375,000 to the Lenders and paid the legal fees of legal counsel to the Lenders and Agent.

The description of the Amended Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Loan Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by this reference.

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Guarantee

On August 2, 2017, the Company entered into a Second Amended and Restated Guarantee (“Guarantee”) dated August 2, 2017 in favor of Agent for and on behalf of the Lenders. The Guarantee provides for the unconditional guarantee by the Company of, and the Company agreed to be liable for, the payment and performance when due of the Borrowers’ obligations under the Amended Loan Agreement. The Guarantee contains numerous customary representations and warranties and other customary terms and conditions.

The description of the Guarantee does not purport to be complete and is qualified in its entirety by reference to the Guarantee, which is filed as Exhibit 10.2 to this report and incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

Upon entry into the Amended Loan Agreement, as described in Item 1.01 above, that certain Amended and Restated Loan and Security Agreement dated May 4, 2012 by and among the Borrowers, the parties thereto from time to time as Lenders, and Agent, as amended, was terminated. Descriptions of such Amended and Restated Loan and Security Agreement are set forth in the Company’s Current Reports on Forms 8-K for May 4, 2012 and July 1, 2015 filed with the Securities and Exchange Commission on May 8, 2012 and July 6, 2015, respectively, and are incorporated herein by this reference.

Upon entry into the Guarantee, as described in Item 1.01 above, that certain Amended and Restated Guarantee dated May 4, 2012 by the Company in favor of Agent, was terminated. A description of such Amended and Restated Guarantee is set forth in the Company’s Current Report on Form 8-K for May 4, 2012 filed with the Securities and Exchange Commission on May 8, 2012 and is incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)       On August 2, 2017, the Borrowers obtained a credit facility by entering into the Amended Loan Agreement and the Company guaranteed the Borrowers’ obligations under the credit facility by entering into the Guarantee, all as described above under Item 1.01. The disclosures contained above under Item 1.01 are incorporated herein by reference.

(b)       Not applicable.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description

10.1	Second Amended and Restated Loan and Security Agreement dated August 2, 2017 by and among Kinergy Marketing LLC, Pacific Ag. Products, LLC, the parties thereto from time to time as Lenders and Wells Fargo Bank, National Association (*)

10.2	Second Amended and Restated Guarantee dated August 2, 2017 by Pacific Ethanol, Inc. in favor of Wells Fargo Bank, National Association for and on behalf of the Lenders (*)
_______________________________________
(*)	Filed herewith. All of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2017	PACIFIC ETHANOL, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright Vice President, General Counsel and Secretary

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EXHIBITS FILED WITH THIS REPORT

Number	Description

10.1	Second Amended and Restated Loan and Security Agreement dated August 2, 2017 by and among Kinergy Marketing LLC, Pacific Ag. Products, LLC, the parties thereto from time to time as Lenders and Wells Fargo Bank, National Association

10.2	Second Amended and Restated Guarantee dated August 2, 2017 by Pacific Ethanol, Inc. in favor of Wells Fargo Bank, National Association for and on behalf of the Lenders

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